SUPPLEMENT DATED MAY 1, 2008

TO PROSPECTUS DATED MAY 1, 1998
FOR LIBERTY ADVISOR

ISSUED BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
VARIABLE ACCOUNT J

In the "Sales of the Certificates" section, “National Association of Securities Dealers, Inc.” is replaced with “Financial Industry Regulatory Authority” and “NASD” is replaced with “FINRA”.

Please retain this supplement with your prospectus for future reference.

Liberty Advisor 5/08